Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

At December 31, 2005 and June 30, 2006, Surge owned approximately 44.77% of Signet’s ordinary shares. At June 30, 2006, Deep Well Oil & Gas (“Deep Well”) owned 29.26% of the ordinary shares of Signet. David Perez, CEO and Chairman of Surge as well as a board member of Signet owned 3.29% of the Signet’s common stock. Surge’s direct equity interest of 44.77% combined with Deep Well’s 29.26% and Mr. Perez’s 3.29% equity interest in Signet provide Surge a 77.32% interest and the legal power to control the operating policies and procedures of Signet as of June 30, 2006, which required Surge to consolidate the operations of Signet as of such date.

In July 2006, Signet increased it’s outstanding shares following the completion of a C$ 18.7 million financing. As of July 7, 2006, Signet and various other investors owned 52.60% of Signet’s common stock to reduce Surge’s outstanding voting security interest to less than 50%. Based upon this reduction in ownership, Surge has determined that it no longer has the legal power to control the operating policies and procedures of Signet and that Surge will be required to deconsolidate Signet from its consolidated financial statements during the fiscal quarter ending September 30, 2006. Surge’s direct equity interest declined from 44.77% to 27.30% as a result of the July 7, 2006 Signet financing.

The Proforma Unaudited Financial Statements have been prepared by management of Surge Global Energy, Inc.(the “Company”) in order to present consolidated financial position and results of operations of the Company as if the loss of control had occurred as of June 30, 2006 for the pro forma condensed balance sheet and to give effect to the loss of control of Signet using the lower 27.3% equity interest, as if the transaction had taken place at January 1, 2005 for the pro forma condensed consolidated statement of losses for the year ended December 31, 2005 as well as for the six months ended June 30, 2006.

The pro forma information is based on historical financial statements giving effect to the loss of control event using the equity method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The unaudited pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction the Company’s previously filed Current Report on Form 8-K/A, dated July 11 2006 , and the previously filed Annual Report on Form 10-KSB and our amended 10-QSB/A for the six months ended June 30, 2006, and the historical financial statements and accompanying notes of the Company included in this Current Report on Form 8-K/A.

SURGE GLOBAL ENERGY INC. (A DEVELOPMENT STAGE COMPANY) UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2006
	As Presented	Pro Forma Adjustments		Pro Forma
ASSETS
Continuing operations assets	$1,594,111	$-		$1,594,111
Discontinued operations assets	5,786,525	(5,786,525)	(1)	-
Total Current Assets	7,380,636	(5,786,525)		1,594,111

Property and equipment, net	6,366	-		6,366
Equity Investment		7,288,908	(2)	11,936,318
		4,647,410	(3)

Discontinued operations non-current assets	12,650,468	(12,650,468)	(1)	-

Total Assets	20,037,470	(6,500,675)		13,536,795

LIABILITIES AND SHAREHOLDER EQUITY
Continuing operations liabilities	431,504	-		431,504
Discontinued operations liabilities	396,443	(396,443)	(1)	-
Total Current Liabilities	827,947	(396,443)		431,504

Continuing operations liabilities	2,824,240	-		2,824,240
Discontinued operations liabilities	8,170,027	(8,170,027)	(1)	-
Total non-current Liabilities	10,994,267	(8,170,027)		2,824,240

Minority Interest	5,214,381	(5,214,381)	(1)	-

Stockholders’ Equity
Common Stock	27,170			27,170
Additional paid-in capital	28,837,658	(7,839,841)	(1)	32,934,135
		7,288,908	(2)
	-	4,647,410	(3)	-

Accumulated other comprehensive income(loss)	152,142	(152,142)	(1)	-
Accumulated deficit	(12,337,512)	-		(12,337,512)
Deficit from inception of development stage	(13,678,583)	3,335,841	(1)	(10,342,742)
Total stockholders’ equity	3,000,875	7,280,176		10,281,051
Total liabilities and stockholders’ equity	20,037,470	(6,500,675)		13,536,795

SURGE GLOBAL ENERGY, INC. (A DEVELOPMENT STAGE COMPANY)

UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF LOSSES
JUNE 30, 2006
	For the three months ended June 30, 2006			For the six months ended June 30, 2006			For the six months ended June 30, 2006
	As Presented	Pro Forma Adjustment	Pro Forma	As Presented	Pro Forma Adjustment	Pro Forma	As Presented	Pro Forma Adjustment	Pro Forma
Revenue	$-	$-	$-	$-	$-	$-	$-	$-	$
Income (loss) from continuing operations	1,480,997	$-	1,480,997	(4,040,279)	-	(4,040,279)	(10,342,742)	-		(10,342,742)
Loss from discontinued operations	(1,057,609)	1,057,609	-	(2,026,122)	2,026,122	-	(7,014,937)	7,014,937		-
Loss from Equity Investment	-	(289,784)	(289,784)	-	(555,157)	(555,157)	-	(1,922,093)		(1,922,093)
Total Discontinued Operations loss	(1,057,609)	767,825	(289,784)	(2,026,122)	1,470,965	(555,157)	(7,014,937)	5,092,844		(1,922,093)
Loss applicable to minority interest	579,952	(579,952)	-	1,119,027	(1,119,027)	-	3,679,096	(3,679,096)		-
Net income (loss)	$1,003,340	$187,873	$1,191,213	$(4,947,374)	$351,938	$(4,595,436)	$(13,678,583)	$1,413,748		$(12,264,835)
Other comprehensive income (loss): foreign currency translation	322,919	(322,919)	-	337,556	(337,556)	-	152,142	(152,142)		-
Loss available to common stockholders	$1,326,259	$135,046	$1,191,213	$(4,609,818)	$14,382	$(4,595,436)	$(13,526,441)	$1,261,606		$(12,264,835)

Loss per common share (basic and assuming dilution)
- basic	$0.04	$-	$0.04	$(0.19)	$-	$(0.17)	$(0.58)	$-		$(0.52)
- diluted	$0.03	$-	$0.04	$(0.19)	$-	$(0.17)	$(0.58)	$-		$(0.52)
Continuing operations
- basic	$0.05	$-	$0.05	$(0.15)	$-	$(0.15)	$(0.44)	$-		$(0.44)
- diluted	$0.05	$-	$0.05	$(0.15)	$-	$(0.15)	$(0.44)	$-		$(0.44)
Discontinued operations	$(0.04)	$-	$(0.01)	$(0.08)	$-	$(0.02)	$(0.30)	$-		$(0.08)

Weighted average shares outstanding
- basic	27,047,866	-	27,047,866	26,664,611	-	26,664,611	23,437,263	-		23,437,263
- diluted	31,788,777	-	31,788,777	-	-	-	-	-		-

SURGE GLOBAL ENERGY, INC.
(A DEVELOPMENT STAGE COMPANY)

UNAUDITED PROFORM A CONDENSED CONSOLIDATED STATEMENT OF LOSSES
DECEMBER 31, 2005

	As Presented	Pro Forma Adjustment		Pro Forma
Revenue	$-	$-		$-
Operating expenses:
Selling, general and administrative expenses	2,044,314	(435,165)		1,609,149
Employee Stock Compensation	3,039,038			3,039,038
Non cash compensation to employees	4,224,583	(4,224,583)		-
Depreciation & Amortization	74,897	(72,472)		2,425
Mirasol impairment	25,000			25,000
Total Operating Expense	9,407,832	(4,732,220)		4,675,612

Loss from operations	(9,407,832)	4,732,220	(4)	(4,675,612)
Net gain (loss) on revaluation of warrant liability	70,900	-		70,900
Interest (expense), net	(1,954,346)	256,596		(1,697,750)
Loss applicable to minority interest	2,560,069	(2,560,069)	(4)	-
Loss from continuing operations	(8,731,209)	2,428,747		(6,302,462)
Loss from Equity Investment	-	(1,366,936)	(5)	(1,366,936)
Loss available to common stockholders	$(8,731,209)	$1,061,811		$(7,669,398)
Other comprehensive income (loss): foreign currency translation	(185,414)	-		(185,414)
Net Loss	$(8,916,623)	$1,061,811		$(7,854,812)

Loss per common share (basic and assuming dilution)	$(0.36)	-		$(0.32)
Continuing operations	$(0.36)	-		$(0.26)
Discontinued operations	$-	-		$(0.06)

Weighted average shares outstanding - basic	24,262,535			24,262,535

SURGE GLOBAL ENERGY, INC.
(A DEVELOPMENT STAGE COMPANY)
.
NOTES TO CONDENSED PRO FORMA UNAUDITED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The Proforma Unaudited Condensed Financial Statements have been prepared in order to present consolidated financial position and results of operations of Surge Global Energy, Inc. as if the loss in control had occurred as of June 30, 2006 for the pro forma condensed balance sheet as well as if the transaction had taken place at January 1, 2005 for the pro forma condensed consolidated statement of operations for the year ended December 31, 2005 as well as for the six months ended June 30, 2006.

The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of June 30, 2006 and the pro forma condensed consolidated statement of operations for the year ended June 30, 2006.

(1)
Debit Current liabilities - discontinued operations	$396,443
Debit Non-current liabilities - discontinued operations	8,170,027
Debit Minority Interest	5,214,381
Debit Additional paid-in capital	7,839,841
Debit Accumulated other comprehensive income(loss)	152,142
Credit Current assets - discontinued operations		$5,786,525
Credit Non-current assets - discontinued operations		12,650,468
Credit Deficit from inception of development stage		3,335,841

To record the removal of previous Signet assets, liabilities and equity at June 30, 2006.

(2)
Debit Equity Investment	$7,288,908
Credit Additional paid-in capital		$7,288,908

To record the new book value of the Signet equity investment following the July 7, 2006 Signet financing.

(3)
Debit Equity Investment	$4,647,410
Credit Additional paid-in capital		$4,647,410

To record the gain on investment due to the Signet transaction following the July 7, 2006 Signet financing.
The following pro forma adjustments are incorporated into the pro forma condensed consolidated statement of operations for the year ended December 31, 2005.

(4)
Debit Deficit from inception of development stage	$2,428,747
Debit Loss applicable to minority interest	2,560,069
Credit Equity Investment - operating expense		$4,732,220
Credit Equity Investment - interest expense		256,596

To record the removal of Signet operating results included within total operating results through December 31, 2005.

(5)
Debit Deficit from inception of development stage	$1,366,936
Credit Equity Investment		$1,366,936

To record Surge’s 27.3% equity interest share (subsequent to the July 7 Signet financing) of cumulative Signet losses for the period January 1, 2005 through December 31, 2005.